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                                                                     EXHIBIT 10





                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------




We hereby consent to the use in the Prospectus and Statement of Additional Information constituting part of this Registration Statement on Form N-4 for FS Variable Separate Account of First SunAmerica Life Insurance Company of our report dated November 9, 1998, relating to the financial statements of First SunAmerica Life Insurance Company, and of our report dated January 28, 1998, relating to the financial statements of FS Variable Separate Account, which appear in such Prospectus and Statement of Additional Information, respectively. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.




PricewaterhouseCoopers LLP
Los Angeles, California
January 22, 1999